SCHEDULE 14A
                               (RULE 14A-101)
                          SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

Filed by the Registrant   (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

(  )    Preliminary Proxy Statement

(  )    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
        14A-6(E)(2))

(  )    Definitive Proxy Statement

(  )    Definitive Additional Materials

(X )    Soliciting Material Pursuant to Rule 14a-12

                                 FILING BY:


                           US AIRWAYS GROUP, INC
   --------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


   --------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

(X )    No fee required

(  )    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

               -------------------------------------------------

        (2)    Aggregate number of securities to which transaction applies:

               -------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -------------------------------------------------

        (4)    Proposed maximum aggregate value of transaction:

               -------------------------------------------------

        (5)    Total fee paid:

               --------------------------------------------------

( ) Fee paid previously with preliminary materials.

        (  )   Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount Previously Paid:

               --------------------------------------------------

        (2)    Form, Schedule or Registration Statement No.:

               --------------------------------------------------

        (3)    Filing Party:

               --------------------------------------------------

        (4)    Date Filed:


          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                MAY 24, 2000



[United Company Logo] / [US Airways Company Logo]





                                            [Slide 1]





                        "The Premier Global Carrier"

                            Unparalleled Access
                                May 24, 2000

                      Confidential Draft 5/23/00, 9pm






                                              [Slide 2]




Safe Harbor

This presentation contains certain "forward-looking" statements within the meaning of the Private Securities Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about future financial and operating results and benefits of the pending merger between United and US Airways. Factors that could cause actual results to differ materially from those described herein include: industry capacity decisions; the airline pricing environment; competitors' route decisions; the inability to obtain regulatory approvals; actions of the U.S., foreign and local governments; domestic and international travel patterns; the inability to successfully integrate the businesses of United and US Airways; costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; labor integration issues; the economic environment of the airline industry and the general economic environment. More detailed information about these factors is set forth in the reports filed by United and US Airways with the Securities and Exchange Commission. Neither United nor US Airways is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


                                                   [Slide 3]




                              James E. Goodwin

                    Chairman and Chief Executive Officer

                              UAL Corporation





                                                   [Slide 4]





Outline

o Transaction Overview and Strategic Rationale
o Consumer Benefits
o DC Air
o Labor and Fleet Integration
o Roadmap to Completion
o Economic and Financial Considerations
o US Airways Profile





                                            [Slide 5]




Transaction Overview

o   Total offer value $11.6 billion
    - Total offer price, $4.3 billion
    - Plus the assumption of $1.5 billion in net debt
    - and $5.8 billion in aircraft leases.

o   $60 per share offer in cash for all US Airways shares
    - A premium of 130% over May 23 closing price

o   Expected to close in 2001, accretive in year 2

o   Financing: Cash on hand, existing credit facilities and other borrowings

o   Break-up fee: $160 million

o   Spin-off certain Washington Reagan assets to DC Air to enhance competition




                                                   [Slide 6]





Strategic Rationale

o   East Coast has the largest population in the US
    - Northeast alone is a $14 billion travel market

o   United has only a 14% market share in the Northeast

o   United has a significant opportunity to create a nationwide network

o   There were two possible solutions
    -   Develop own presence -> uneconomical
    -   Acquire existing carrier -> US Airways is the obvious choice





                                                   [Slide 7]






US Airways Completes United's Domestic Network


      United Revenue Share                    US Airways Revenue Share


[Map of the United States depicting        [Map of the United States depicting
United's percentage revenue share by       US Airways' percentage revenue share
state.]                                    by state.]

                                            [Slide 8]






                            Combined Operations

[Map of the world depicting countries in which United, US Airways or both airlines have operations.]




                                                   [Slide 9]




Combined Operations - Selected Statistics

                            United       US Airways          Total*
--------------------------------------------------------------------
Fleet (aircraft)              600             403           1,003
Hubs                            5               3               8
Employees                  97,000          46,000         143,000
Passengers (MM)              81.7            55.0           136.7
Flights                     2,356           2,156           4,512
Destinations                  133             103             170



* Total includes DC Air



                                       [Slide 10]





Consumer Benefits - Better Service For Travelers

o   Benefits for all customers
    -   Seamless access to the premier global network
    - Enhanced convenience: one ticket, one baggage check-in, one club, one frequent flyer program

o   Benefits to US Airways' customers
    - United's East-West route network complements US Airways' North-South network
    -   New reach to Europe, South America, Asia and Australia
    -   Access to Star Alliance

o   Benefits to United's customers
    -   First true nationwide network
    -   Increased East Coast access



                                            [Slide 11]








Creation of DC Air - New Competitive Presence

o   DC Air
    -   Based at Washington-Reagan Airport
    -   Composed of majority of US Airways' routes from Washington-Reagan
    - Will initially wet-lease aircraft and purchase other necessary operating assets from United
    -   Will ensure greater competition and consumer benefits

o Purchased and managed by Robert Johnson, Chairman & CEO BET Industries, a media-entertainment conglomerate

o   United to retain Shuttle

o   United retains assets to fly non-stop between DCA and PIT, CLT, PHL hubs







                                            [Slide 12]




DC Air

Map of the United States depicting DC Air route flights.

o Over $500 Million Annual Revenue
o Over 100 Round Trip Flights per Day
o Service to 44 airports
o 3 Million Annual Passengers
o 500 mile stage length


                                                   [Slide 13]




Labor Integration


o    IAM
     -   Representation determined by NMB process
     -   Union determines seniority list

o    AFA
     -   Determined by AFA merger policy

o    Pilots
     -   Determined by ALPA merger policy



                                                          [Slide 14]






Fleets Are Compatible

------------------------------------------------------------------------------
        United Fleet                                         US Airways Fleet

Type                 Current                           Type          Current
------------------------------------------------------------------------------
A320 family          87                               A320 family        49

B727                 75            Common             B727                4

B737                182            Aircraft           B737              198

B757                 98            496 297            B757               34

B767                 53                               B767               12
------------------------------------------------------------------------------
B747                 51             Other             F-100              40

B777                 42           Aircraft            MD-80/DC9          64

DC10                 11            104 106            A330                2
------------------------------------------------------------------------------
                    600                                                 403
------------------------------------------------------------------------------



                                                          [Slide 15]





Roadmap to Completion

o   US Airways stockholder approval

o   Regulatory approvals

o   Expected to close in 2001






                                                          [Slide 16]





 Economic and Financial Considerations

                             Douglas A. Hacker
               Executive Vice President Finance and Planning
                        and Chief Financial Officer

                              UAL Corporation





                                                          [Slide 17]




Transaction Highlights

o   Total transaction value $11.6 billion
    -   Total offer price of $4.3 billion
    -   plus the assumption of $1.5 billion in net debt
    -   and $5.8 billion in aircraft operating leases

o   US Airways standalone transaction multiples 2001
    -   Transaction Value/EBITDAR           6 x
    -   Transaction Value/Revenues          1 x

o   Accretive in year 2 (reported and cash EPS)

o Financing: Cash on hand, existing and new credit facilities, and other borrowings




                                                          [Slide 18]



Shareholder Value Creation

o This combination creates value for shareholders well in excess of the purchase price

US Airways Standalone Value + Value Created - Purchase Price = Incremental Value to UAL




                                                          [Slide 19]






Shareholder Value

Other Benefits               Transition Costs

Revenue Benefits             Purchase Price

US Airways Standalone        Value to UAL Shareholders




                                                          [Slide 20]





Earnings Accretion

Other Benefits               Financing Cost

Revenue Benefits             Goodwill Amortization

US Airways Standalone        {Accretion}

UAL Standalone               Pro Forma combination




                                                          [Slide 21]






EPS Accretion / (Dilution) to United

[Table depicting estimated EPS Accretion/ (Dilution) to United in 2001, 2002 and 2003.]



----------------------------------------------------------------------------
Year                         Reported EPS                 Cash EPS
----------------------------------------------------------------------------
2001E                        34%                          -2.0%
----------------------------------------------------------------------------
2002E                        31%                          57%
----------------------------------------------------------------------------
2003E                        39%                          65%
----------------------------------------------------------------------------

                                                   [Slide 22]




Revenue Benefits

o    Increased Connectivity
     -  Customers offered more options in commonly served cities
     - Over 560 new online city pairs created for United and US Airways passengers
     -  Improved business traffic mix

o    Increased City Presence
     - As a carrier's service share in a city increases, that carrier achieves greater revenue efficiency

o    Improved Overall Asset Allocation
     -  Route reallocation





                                                          [Slide 23]




Revenue Benefits

[Pie chart depicting revenue benefits.]





                                                          [Slide 24]




Increased Connections

New Online Connections Achieve a Higher CRS Screen Display

Interline: This connection appears on page 8 of the CRS display

US Airways 121        CLT-DEN               800A          939A
United 5594           COS                   1025A         1102P

Online: With the United code it appears on page 1 of the CRS display

United 121            CLT-DEN               800A          939A
United 5594           COS                   1025A         1102A






                                                          [slide 25]




Increased City Presence

Increasing presence in a city drives revenue benefit

o   As an airline gets larger in a city, it offers:
    -  Increased frequencies on key routes
    -  A wider selection of destinations

o   This leads to increased revenue due to:
    -  Corporate volume agreements
    -  A more attractive frequent-flyer program
    -  Becoming the 'Natural Choice'






                                                          [Slide 26]




US Airways Enhances United's Eastern Presence

City Revenue Rankings East Of Ohio

                      United        US Airways            Combined
New York              4             5                     3
Washington            1             2                     1
Atlanta               5             7                     4
Boston                4             3                     1
Orlando               5             2                     2
Philadelphia          3             1                     1
Miami                 2             4                     2
Tampa                 7             2                     2
Ft. Lauderdale        8             2                     2
Pittsburgh            5             1                     1





                                                          [Slide 27]




Improved Asset Allocation

                             Some aircraft redeployed to more strategic/ profitable markets:
                             -   East Coast-International
                             -   Carribean
                             -   Hub Markets


Opportunity to cancel unprofitable flights:




                             Cost savings benefit of early
                             retirement of older aircraft




                                                          [Slide 28]





Cost Synergies

o   Station, line maintenance and overhead consolidation
    - Labor force efficiencies accomplished through growth of the business and normal attrition

o   More efficient aircraft utilization and facility consolidation

o   Other ongoing benefits
    -   Advertising consolidation
    -   Liability insurance savings

                                                          [Slide 29]




Proposed Financing

o   Cash required at closing approximately $4.4 billion

o   Sources
    -   Cash on hand
    -   Existing and new credit facilities
    -   Secured and unsecured borrowings

o   United will retain significant financial flexibility

o Revenue benefits will quickly begin to restore balance sheet post completion


                                                          [Slide 30]





 Liquidity and Credit Ratios

                                   2000                  Pro Forma B/(W)
                             UAL Standalone                2001   2002
                             --------------                ----   ----

Adj Total Debt/EBITDAR              3.7X                  (1.3)  (0.1)

Adj Total Debt/Total Cap            69%                   (11)   (8)

EBITDAR/Adj Total Interest Exp      2.2X                  (0.5)  (0.1)


                                                          [Slide 31]





Summary

o   Leading airline with first true nationwide network
    -  Significant consumer benefits

o   DC Air divestiture will enhance competition

o   Combination creates value well in excess of purchase price
    -  Driven by large revenue benefits



                                                          [Slide 32]




                        "The Premier Global Carrier"
                            Unparalleled Access









                                                          [Slide 33]




                              Stephen M. Wolf
                                  Chairman
                           US Airways Group, Inc.
                            and US Airways, Inc.







                                                          [Slide 34]




                               Rakesh Gangwal
                   President and Chief Executive Officer
                           US Airways Group, Inc.
                            and US Airways, Inc.




                                                          [Slide 35]




US Airways Is The Sixth-Largest
U.S. Domestic Carrier In Terms Of ASMs
(1999 Available Seat Miles in Billions)

[Bar graph reflecting carrier available seat miles in billions]

Carrier        ASM
-------        ---
UA             176.6
AA             161.1
DL             144.8
NW             99.5
CO             77.2
US             59.1
WN             52.9
TW             35.6
HP             25.9






                                                          [Slide 36]




US Airways Is A Merger Of Seven Small Airlines

[Graphic depicting the mergers of predecessor airlines]

                          Lake Central - Allegheny

                                 Allegheny

                             Mohawk- Allegheny

Empire - Piedmont                           Allegheny

                             PSA

    Piedmont                        US Air



                      US Air

US Airways Shuttle

                      US Airways





                                                          [Slide 37]




We Had Too Many Different Aircraft Types

o   B767-200
o   B757-200
o   MD-80
o   B727 (Shuttle)
o   B737-300 and -400
o   B737-200
o   DC9-30
o   F100
o   F28



                                                          [Slide 38]




                     Product Quality And Service Levels
                        Were Significantly Below Par





                                                          [Slide 39]




                        Our Cost Structure Was High






                                                          [Slide 40]




                      A Management Change Occurred At
                         US Airways In January 1996



                                                          [Slide 41]




We Embarked On A Five Point Business Plan


    Become                                  Change the Culture
"The Carrier of Choice"                            of the Company



                             World-Class
                             Global Carrier

Achieve Competitive          Exploit the              Rationalize the Fleet
Cost Structure               Route Network



                                                          [Slide 42]




We Changed Our Name And Livery


[Photograph of a US Airways plane in flight.]



                                                          [Slide 43]




We Purchased The US Airways Shuttle

[Photograph of a US Airways Shuttle plane in flight.]


                                                          [Slide 44]




We Introduced Regional Jet Service In January, 1998

[Photograph of a US Airways regional jet in flight.]




                                                          [Slide 45]




In June 1998, We Launched Our Response To Low-Cost Carriers

[Photograph of a Metro Jet plane.]




                                                          [Slide 46]




In November 1998, We Introduced The A320 Family Into Our Operations

[Photograph of US Airways plane in flight.]



                                                          [Slide 47]




In May 2000, We Introduced The A330 Widebody Into Our Operations

[Photograph of a US Airways plane in flight.]


                                                          [Slide 48]




The Airbus Contracts Are "One Of A Kind"

o    Pricing
o    Financing
o    Terms and Conditions



                                                          [Slide 49]




We Expanded Transatlantic Operations Significantly

[Map depicting US Airways transatlantic routes.]

Capacity (ASMs) Up 263%
Grew From 4.0% to 12.3% of System



                                                          [Slide 50]




We Launched Employee Task Forces

o    MetroJet

o    On-Time Departures and Arrivals

o   PAWOB (Lost Baggage)

o    Aircraft / Ground Equipment Damage

o    Fuel Consumption



                                                          [Slide 51]




Most Importantly, We Have Made Spectacular Strides In Providing Superior Customer Service

[Photograph of US Airways Employees.]



                                                          [Slide 52]




[logos]

                       US Airways Was Rated #1 In The
                     1999 Annual Airline Quality Rating Survey


                                                          [Slide 53]




Our New Web Site Is A Great Success

[Home page of the US Airways website.]


                                                          [Slide 54]




We Are Increasing Our Online Sales and Reducing Commission Expense (Percent of Revenue)

[Bar chart depicting the % of ticket sold online]


Quarter          Percentage
1Q99             3.6%
2Q99             4.8%
3Q99             6.6%
4Q99             7.5%
1Q00             9.3%

[Bar chart depicting commission expense as a percentage of revenue]


Quarter          Percentage
1Q99             6.7%
2Q99             6.3%
3Q99             6.4%
4Q99             5.9%
1Q00             4.9%





                                                          [Slide 55]




Our E-Ticketing Penetration Is Among The Highest In The Industry

[Bar graph depicting E-Ticketing penetration]

Carrier               Percentage
-------               ----------
AMR                   37.0%
CAL                   41.0%
DAL                   50.0%
UAL                   52.0%
NW                    55.0%
US                    64.0%
LUV                   75.0%

                                                          [Slide 56]




All Major Labor Negotiations Are Behind Us...


o Fleet Service Employees                  Closed March 1999
o Shuttle Pilots Interim Agmt.             Closed March 1999
o Bermuda Agents                           Closed March 1999
o Flight Crew Training Instructors         Closed April 1999
o Pilots - Check Airmen                    Closed May 1999
o Shuttle Mechanics Integration            Closed May 1999
o Dispatchers                              Closed July 1999
o Mechanics and Related                    Closed October 1999
o Passenger Service Employees              Closed November 1999
o Shuttle Pilots - Integration             Closed  March 2000
o Flight Attendants                        Closed May 2000
o Simulator Engines                        Negotiations Ongoing



                                                          [Slide 57]




And We Began Growing US Airways


[Line graph depicting aircraft from 1990 through 2000 and showing upward growth beginning in 1997]


Year            Number of Planes
----            ----------------
90              454
91              436
92              440
93              441
94              424
95              394
96              390
97              376
98              388
99              392
00              418




                                                          [Slide 58]




Domestic Capacity And Traffic Trends:
May Through August  (Year-over-Year Change)

[Bar graph depicting ASMs and RPMs]


               ASMs          RPMs
               ----          ----
1999           3.4%          -2.0%

2000E          12.5%         14.0%


                                                          [Slide 59]




                     The Intrinsic Value Of US Airways


                                                          [Slide 60]




U.S. Domestic 48 State Air Travel Revenues
(Originating Passenger Revenues For 1999)


[Map of the United States]

West           $15.3 Bil
Central        $19.9 Bil
East           $22.6 Bil
Total          $57.8 Bil



                                                          [Slide 61]




US Airways Is The Leading Carrier For Intra-East Coast Passengers

[Map of the United States - with east coast states highlighted] [PIT, PHL, BWI and CLI airport locations identified on the map]

Share of Psgrs
--------------
US      37
DL      29
CO      9
UC      1


                                                          [Slide 62]




Combined With Our Express Operations, Our East Coast Presence Is Unmatched

[Map of east coast routes]]


o    1,041 Daily Jet Departures
o    1,614 Daily Express Departures
o    92 Cities Served

                                                          [Slide 63]




Long Haul Traffic From US Airways Core Region Is Fragmented Among Many
Carriers

[Map of east coast states]


                                                          [Slide 64]




Merger Will "Plug In" US Airways' Intra-East Coast Network To United's Global Network

[Map of east coast states with arrow pointing towards a text box containing the word "Europe".]



                                                          [Slide 65]




Merger Will "Plug In" US Airways' Intra-East Coast Network To United's Global Network


[Map of east coast states with arrows pointing towards two text boxes with the words "Europe" and "Carribean and Latin America" written in them.]


                                                          [Slide 66]




Merger Will "Plug In" US Airways' Intra-East Coast Network To United's Global Network


[Map of east coast states with arrows pointing towards three text boxes with the words "Europe", "Carribean and Latin America" and "Domestic East-West" written in them.]



                                                          [Slide 67]




Merger Will "Plug In" US Airways' Intra-East Coast Network To United's Global Network


[Map of east coast states with arrows pointing towards four text boxes with the words "Europe", "Carribean and Latin America", "Domestic East-West" and "Pacific" written in them.]


                                                          [Slide 68]




                                   [logo]

                                 US Airways



                                                          [Slide 69]




Proxy Legend

In connection with merger, US Airways will be filing a proxy statement with the Securities and Exchange Commission. STOCKHOLDERS OF US AIRWAYS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement when it becomes available and other documents filed by United and US Airways with the Securities and Exchange Commission in connection with the merger at the Securities and Exchange Commission's web site at www.sec.gov. Stockholders of US Airways may also obtain for free the proxy statement and other documents filed by US Airways in connection with the merger by directing a request to: US Airways, 2345 Crystal Drive, Arlington, Virginia 22227, Attention: Kimberly Holland, Investor Relations, Telephone: (703) 872-5009, email: kimberly_holland@usairways.com. Stockholders of US Airways may also obtain for free documents filed by United in connection with the merger by directing a request to: United Airlines, 1200 East Algonquin Road, Elk Grove Village, Illinois 60007, Attention: Patty Chaplinski, Investor Relations, Telephone: (847) 700-7501, email: patty.chaplinski@ual.com. US Airways and its directors and executive officers may be deemed to be participants in the solicitation of proxies from US Airways stockholders in favor of the merger. These directors and executive officers include the following: N. Bruce Ashby, Mathias J. DeVito, Rakesh Gangwal, Peter M. George, Robert L. Johnson, Robert LeBuhn, John G. Medlin, Jr., Hanne M. Merriman, Thomas A. Mutryn, Thomas H. O'Brien, Larry M. Nagin, Hilda Ochoa-Brillembourg, Richard B. Priory, Raymond W. Smith, Stephen M. Wolf. Collectively, as of January 31, 2000, the directors and executive officers of US Airways may be deemed to beneficially own approximately 6.6% of the outstanding shares of US Airways common stock. Stockholders of US Airways may obtain additional information regarding the interests of participants by reading the proxy statement when it becomes available. United and certain of its directors and executive officers may also be deemed to be participants in the solicitation of proxies from US Airways stockholders in favor of the merger. These directors and executive officers include:
Christopher Bowers, Frederic F. Brace, Rono J. Dutta, James E. Goodwin, Douglas A. Hacker, Francesca M. Maher, Peter McDonald, Andrew Studdert and Daniel Walsh. As of the date of this communication, United, Mr. Brace, Mr. Dutta, Mr. Goodwin, Mr. Hacker and Ms. Maher do not beneficially own any shares of US Airways common stock. Private Securities Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about future financial and operating results and benefits of the pending merger between United and US Airways. Factors that could cause actual results to differ materially from those described herein include: industry capacity decisions; the airline pricing environment; competitors' route decisions; the inability to obtain regulatory approvals; actions of the U.S., foreign and local governments; domestic and international travel patterns; the inability to successfully integrate the businesses of United and US Airways; costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; labor integration issues; the economic environment of the airline industry and the general economic environment. More detailed information about these factors is set forth in the reports filed by United and US Airways with the Securities and Exchange Commission. Neither United nor US Airways is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


                                                          [Slide 70]




[United Company Logo]  / [US Airways Company Logo]



                                                          [Slide 71]